SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2002

THE ARISTOTLE CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE                                                  0-14669                                            06-116854

(State or other                                     (Commission File Number)                      (IRS Employer

jurisdiction of incorporation)                                                                                 Identification No.)

96 Cummings Point Road, Stamford, CT                                                                        06902

(Address of principal executive offices)                                                                        (Zip Code)

Registrant's telephone number, including area code: (203) 324-5466

(Former name or former address, if changed since last report)

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Item 5. Other Events

On November 7, 2002, the Company announced its financial results for the quarter ended September 30, 2002. The press release regarding the foregoing is incorporated into this Item 5 by reference to the press release attached hereto as an exhibit.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

    Exhibits

99.1 Financial information for The Aristotle Corporation for the quarter ended September 30, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ARISTOTLE CORPORATION

(Registrant)

Date: November 8, 2002                                                                  By: /s/ H. William Smith

                                                                                                       Name: H. William Smith

                                                                                                          Title: Vice President, General

                                                                                                                   Counsel and Secretary

EXHIBITS

Exhibit 99.1 Press release issued November 7, 2002, including financial information for the quarter ended September 30, 2002.